EXECUTION COPY



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                  as Purchaser,

                           GMAC MORTGAGE CORPORATION,

                                   as Seller,

                       GMACM MORTGAGE LOAN TRUST 2002-GH1,

                                   as Issuer,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,

                              as Indenture Trustee




                  --------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT
                  --------------------------------------------



                           Dated as of March 27, 2002


                                TABLE OF CONTENTS

                                                                                          PAGE



ARTICLE I         DEFINITIONS...............................................................2

        Section 1.1       Definitions.......................................................2

        Section 1.2       Other Definitional Provisions.....................................2

ARTICLE II        SALE OF MORTGAGE LOANS AND RELATED PROVISIONS.............................3

        Section 2.1       Sale of Mortgage Loans............................................3

        Section 2.2       Payment of Purchase Price.........................................5

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH.......................6

        Section 3.1       Seller Representations and Warranties.............................6

ARTICLE IV        SELLERS' COVENANTS.......................................................15

        Section 4.1       Covenants of the Sellers.........................................15

ARTICLE V         SERVICING................................................................16

        Section 5.1       Servicing........................................................16

ARTICLE VI        INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS.........16

        Section 6.1       Limitation on Liability of the Sellers...........................16

ARTICLE VII       TERMINATION..............................................................16

        Section 7.1       Termination......................................................16

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................16

        Section 8.1       Amendment........................................................16

        Section 8.2       GOVERNING LAW....................................................16

        Section 8.3       Notices..........................................................17

        Section 8.4       Severability of Provisions.......................................17

        Section 8.5       Relationship of Parties..........................................18

        Section 8.6       Counterparts.....................................................18

        Section 8.7       Further Agreements...............................................18

        Section 8.8       Intention of the Parties.........................................18

        Section 8.9       Successors and Assigns; Assignment of this Agreement.............18

        Section 8.10      Survival.........................................................19

EXHIBIT 1         MORTGAGE LOAN SCHEDULE..........................................Exhibit 1-1

EXHIBIT 2         MORTGAGE FILES WITH MISSING DOCUMENTS...........................Exhibit 2-1


        This Mortgage Loan Purchase Agreement (the "Agreement"), dated as of March 27, 2002, is made among GMAC Mortgage Corporation, as seller ("GMACM") and as servicer (in such capacity, the "Servicer"), Witmer Funding LLC, as seller ("Witmer" and, together with GMACM, each a "Seller" and collectively, the "Sellers") Residential Asset Mortgage Products, Inc., as purchaser (the "Purchaser"), GMACM Mortgage Loan Trust 2002-GH1, as issuer (the "Issuer"), and Bank One, National Association, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        WHEREAS, GMACM, in the ordinary course of its business acquires and originates mortgage loans and acquired or originated all of the mortgage loans listed on the Mortgage Loan Schedule attached as Schedule I hereto (the "Mortgage Loans");

        WHEREAS, GMACM sold a portion of the Mortgage Loans (the "Witmer Mortgage Loans"), to Witmer, pursuant to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement (the "Witmer Purchase Agreement"), dated as of January 15, 2002, among Witmer, as purchaser, GMACM, as seller and servicer, GMAC Bank, as seller, and GMAC Residential Holding Corp., as performance guarantor (each date of sale, a "Prior Transfer Date");

        WHEREAS, GMACM owns the Cut-off Date Principal Balances for the portion of Mortgage Loans identified on the Mortgage Loan Schedule attached as Schedule I-A hereto (the "GMACM Mortgage Loans");

     WHEREAS, Witmer owns the Cut-off Date Principal Balances of the Witmer Mortgage Loans identified on the Mortgage Loan Schedule attached as Schedule I-B hereto (the "Witmer Mortgage Loans");

        WHEREAS, the parties hereto desire that: (i) GMACM sell the Cut-off Date Principal Balances of the GMACM Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement, and (ii) Witmer sell the Cut-off Date Principal Balances of the Witmer Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement;

        WHEREAS, the parties hereto desire that GMACM continue servicing the Witmer Mortgage Loans and the GMACM Mortgage Loans; and

        WHEREAS, GMACM has entered into an Amended and Restated Limited Liability Company Agreement (the "LLC Agreement") dated as of October 31, 2001 with Witmer Member Corp. and Bank One, National Association pursuant to which GMACM has been appointed the administrator of Witmer (the "Administrator"), pursuant to which GMACM is authorized to execute documents on behalf of Witmer and cause Witmer to deliver or perform the obligations of Witmer set forth in such documents;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of March 27, 2002 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

        The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean
"including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1    Sale of Mortgage Loans.

(a) GMACM, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the GMACM Mortgage Loans (including the Cut-Off Date Principal Balances of the GMACM Mortgage Loans), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than principal and interest due thereon on or prior to the Cut-Off Date); (ii) the interest of GMACM in any insurance policies in respect of the GMACM Mortgage Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by GMACM of consideration therefor as provided herein under clause (a) of Section 2.3.

(b) Witmer, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Witmer Mortgage Loans (including the Cut-Off Date Principal Balances of Witmer Mortgage Loans), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than principal and interest due thereon on or prior to the Cut-Off Date); (ii) the interest of Witmer in any insurance policies in respect of the Witmer Mortgage Loans; and (iii) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-Off Date Principal Balances, as of the Closing Date, subject to the receipt by Witmer of consideration therefor as provided herein under clause (a) of
Section 2.3.

(c) In connection with the conveyance by GMACM of the GMACM Mortgage Loans, GMACM further agrees, at its own expense, on or prior to the Closing Date with respect to the Stated Principal Balances of the GMACM Mortgage Loans, to indicate in its books and records that the GMACM Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and to deliver to the Purchaser true and complete lists of all of the GMACM Mortgage Loans specifying for each GMACM Mortgage Loan (i) its account number and (ii) its Cut-Off Date Principal Balance. Such lists, which form part of the GMACM Mortgage Loan Schedule, shall be marked as Exhibit 1-A to this Agreement and are hereby incorporated into and made a part of this Agreement.

(d) In connection with the conveyance by Witmer of the Witmer Mortgage Loans, Witmer further agrees, at its own expense, on or prior to the Closing Date with respect to the Stated Principal Balances of the Witmer Mortgage Loans, to indicate in its books and records that the Witmer Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, and to deliver to the Purchaser true and complete lists of all of the Witmer Mortgage Loans specifying for each Witmer Mortgage Loan (i) its account number and (ii) its Cut-Off Date Principal Balance. Such lists, which form part of the Witmer Mortgage Loan Schedule, shall be marked as Exhibit 1-B to this Agreement and are hereby incorporated into and made a part of this Agreement.

(e) Except for Missing Documents identified in Exhibit 2 hereto, in connection with the conveyance by GMACM of the GMACM Mortgage Loans sold by it and the conveyance by Witmer of the Witmer Mortgage Loans sold by it, GMACM shall, (A) with respect to each related Mortgage Loan, on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the

Closing Date, the original Mortgage Note endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of GMACM or GMAC Bank) or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit and (B) except as provided in clause (A) with respect to the Mortgage Notes and except for Missing Documents identified in Exhibit 2 hereto, deliver the Mortgage Files to the Servicer.

        Within the time period for the review of each Mortgage Note set forth in
Section 2.2 of the  Custodial  Agreement,  if a material  defect in any Mortgage
Note is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders or the Certificateholders in such Mortgage Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided, that a Mortgage Note will not be deemed to contain a defect if it is listed on Exhibit 2 hereto and the defect related thereto is a Missing Document), GMACM shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans, provided that a Seller shall have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date.

        Notwithstanding anything contained herein, the related Seller or Servicer shall not be required to repurchase any Mortgage Loan due to the failure to deliver to the Custodian any Missing Documents. However, the Seller will be required to repurchase any such Mortgage Loan if: (i) foreclosure proceedings have been commenced with respect to such Mortgage Loan and (ii) the failure to possess a Missing Document described under the definition of Mortgage File (I)(i), (ii), (iii), (iv), (vi) or (II) materially and adversely affects the Servicer's ability to foreclose on the related Mortgage Loan or to establish the full amount of principal and interest owing on the related Mortgage Note.
Exhibit 2 hereto shall be delivered by GMACM to the Indenture Trustee not later than 30 days from the Closing Date.

        Upon sale of the Mortgage Loans, the ownership of each Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Mortgage Loans that are prepared by or that come into the possession of either Seller as seller of the Mortgage Loans hereunder or by GMACM in its capacity as Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer in the case of the documents in possession of Witmer and retained and maintained in trust by GMACM as the Servicer (except for the Mortgage Notes, which shall be retained by the Custodian) at the will of the Purchaser, in such custodial capacity only. Each Seller's records will accurately reflect the sale of each Mortgage Loan sold by it to the Purchaser.

        The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1. (f) The parties hereto intend that the transactions set forth herein constitute a sale by the Sellers to the Purchaser of each of the Sellers' right, title and interest in and to their respective Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, each Seller hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under all accounts, chattel papers, general intangibles, payment intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Mortgage Loans and such other property, to secure all of such Seller's obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Mortgage Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of such Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of such Seller, as are necessary to perfect and protect the Purchaser's and its assignees' interests in each Mortgage Loan and the proceeds thereof. The Servicer shall file any such continuation statements on a timely basis.

(g) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, GMACM further agrees that it will cause, at GMACM's own expense, as soon as practicable after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by GMACM to the Indenture Trustee in accordance with this Agreement or the Trust Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY INDENTURE TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR INDENTURE TRUSTEE]" which identifies the Indenture Trustee and
(b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Notes issued in connection with such Mortgage Loans. GMACM agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.2    Payment of Purchase Price.
               -------------------------

(a) The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Estate and the issuance of the Securities. The purchase price (the "Purchase Price") for the GMACM Mortgage Loans to be paid by the Purchaser to GMACM on the Closing Date shall be an amount equal to $355,072,732.47 in immediately available funds, together with the Certificates, in respect of the Cut-Off Date Principal Balances thereof. The Purchase Price for the Witmer Mortgage Loans to be paid by the Purchaser to Witmer on the Closing Date shall be an amount equal to $109,881,441.06 in immediately available funds in respect of the Cut-Off Date Principal Balances thereof.

(b) In consideration of the sale of the GMACM Mortgage Loans by GMACM to the Purchaser on the Closing Date, the Purchaser shall pay to GMACM on the Closing Date by wire transfer of immediately available funds to a bank account designated by GMACM, the amount specified above in paragraph (a) for the GMACM Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by GMACM and the Purchaser.

(c) In consideration of the sale of the Witmer Mortgage Loans by Witmer to the Purchaser on the Closing Date, the Purchaser shall pay to Witmer on the Closing Date by wire transfer of immediately available funds to a bank account designated by Witmer, the amount specified above in paragraph (a) for the Witmer Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by Witmer and the Purchaser.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

Section 3.1 Seller Representations and Warranties. GMACM represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

(a)     As to GMACM:

(i) GMACM is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

(ii) GMACM has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(iii) GMACM is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement by GMACM and its performance and compliance with the terms of this Agreement will not violate GMACM's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which GMACM is a party or which may be applicable to GMACM or any of its assets;

(v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of GMACM threatened, against GMACM or with respect to this Agreement that in the opinion of GMACM has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi) This Agreement constitutes a legal, valid and binding obligation of GMACM, enforceable against GMACM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of GMACM in and to the GMACM Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the GMACM Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the GMACM Mortgage Loans; and

(viii) GMACM is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of GMACM or its properties or might have consequences that would materially adversely affect its performance hereunder;

(b) As to each Mortgage Loan as of the Closing Date (except as otherwise specified below):

(i) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii) With respect to each of the Witmer Mortgage Loans as of each respective Prior Transfer Date: (A) the related Mortgage Note and the Mortgage had not been assigned or pledged, except for any assignment or pledge that had been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to Witmer, GMACM had good title thereto and (C) immediately prior to such assignment, GMACM was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the Witmer Purchase Agreement;

(iii) With respect to each GMACM Mortgage Loan: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser GMACM has good title thereto and (C) GMACM is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

(iv) To the best of GMACM's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage;

(v) To the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(vi) To the best of GMACM's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) To the best of GMACM's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-Off Date, not more than 2.93% and 0.58% , respectively, of the Mortgage Loans by Cut-Off Date Principal Balance are (i) 30 to 59 days, or
(ii) 60-89 days delinquent in payment of principal or interest. As of the Cut-Off Date, none of the Mortgage Loans are over 90 days delinquent in payment of principal or interest

(ix) Except for any Missing Documents, with respect to the GMACM Mortgage Loans, the related Mortgage File contains, in accordance with the definition of Mortgage File, each of the documents and instruments specified to be included therein in the definition of "Mortgage File" in Appendix A to the Indenture (it being understood that the Custodian maintains the Mortgage Note related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(x) To the best of GMACM's knowledge, the related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

(xi) A title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) As of the Cut-Off Date, no more than approximately 13.93% and 12.98% of the Mortgage Loans by Cut-Off Date Principal Balance are secured by Mortgaged Properties located in California and Massachusetts, respectively;

(xiv) As of the Cut-Off Date, except for approximately 1.99% of the Mortgage Loans by Cut-Off Date Principal Balance, the LTV Ratio for each Mortgage Loan was not in excess of 100.00%;

(xv) GMACM has not transferred the GMACM Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

(xvi) Within a loan type, and except as required by applicable law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xvii) To the best knowledge of GMACM, the physical property subject to each Mortgage is free of material damage and is in acceptable repair;

(xviii) GMACM has not received a notice of default of any mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

(xix) None of the Mortgage Loans are "high cost loans", subject to the Home Ownership and Equity Protection Act of 1994;

(xx)    None of the Mortgage Loans is a reverse mortgage loan;

(xxi) No Mortgage Loan has an original term to maturity in excess of 372 months or a maturity date later than February 1, 2033;

(xxii) As of the Cut-Off Date, approximately 78.16% of the Mortgage Loans by Cut-Off Date Principal Balance are fixed rate and approximately 21.84% of the Mortgage Loans by Cut-Off Date Principal Balance are adjustable rate. As of the Cut-Off Date, the Loan Rates on the Mortgage Loans range between 3.875% per annum and 13.750% per annum. The weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-Off Date is approximately 281 months;

(xxiii) (A) Except for the Land Loans, each Mortgaged Property consists of a single parcel of real property with a single family or an individual condominium unit; (B) Except for the Land Loans, with respect to the Mortgage Loans (a) approximately 7.97% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, (b) approximately 62.96% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon, and (c) 9.13% (by Cut-Off Date Principal Balance) are secured by two to four-family properties;

(xxiv) As of the Cut-Off Date no Mortgage Loan had a principal balance in excess of $2,073,415.50;

(xxv)As of the Cut-Off Date, the percentage of Mortgage Loans that are balloon loans is not in excess of approximately 14.13%;

(xxvi) Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

(xxvii) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and, to the best of GMACM's knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by GMACM involved in originating or servicing the related Mortgage Loan;

(xxviii) No instrument of release or waiver has been executed by GMACM or, to the best knowledge of GMACM, by any other person, in connection with the Mortgage Loans, and no Mortgagor has been released by GMACM or, to the best knowledge of GMACM, in whole or in part from its obligations in connection therewith;

(xxix) The original Mortgage creates a first lien on an estate in fee simple or a leasehold interest in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

(xxx) With respect to each Mortgage Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxi) Assuming no prepayments, delinquencies or losses on the Mortgage Loans, the aggregate amount of principal that will be outstanding upon the final maturity of the Mortgage Loans that (1) result from Monthly Payments being insufficient to fully amortize the Mortgage Loans that are not balloon loans or
(2) had Monthly Payments applied in a manner that reduced the rate of principal amortization will not exceed $100,000.00;

(xxxii) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (xxix) (1), (2) and (3) above) GMACM, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. GMACM is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of GMACM's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(xxxiii) If any of the Mortgage Loans are secured by a leasehold interest the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

(xxxiv) To the best of GMACM's knowledge, any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the Mortgage Note;

(xxxv) If required by the applicable processing style and except for any Missing Documents, the Mortgage File contains an appraisal, or land report with respect to the Land Loans, of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by an appraiser who meets the minimum qualifications for appraisers as specified by GMACM's underwriting standards;

(xxxvi) To the best of GMACM's knowledge, if the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

(xxxvii) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. To the Seller's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

(xxxviii) Except for the Land Loans, if the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac;

(xxxix) (1) The proceeds of each Mortgage Loan have been fully disbursed and (2) to the best of GMACM's knowledge, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds thereof (including and escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All fees and expenses incurred in making, closing or recording the Mortgagee Loans were paid;

(xl) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by foreign (non-United States) sovereign government;

(xli) Except for the Land Loans, each Mortgage Loan is covered by a standard hazard insurance policy;

(xlii) With respect to a Mortgage Loan that is a Cooperative Mortgage Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code); and

(xliii) With respect to each Land Loan, such loan is secured by land on which building one- to four- family residential units is permitted.

               With respect to this Section 3.1(b), representations made by GMACM with respect to the Witmer Mortgage Loans, made as of the Cut-Off Date or the Closing Date, are made by GMACM in its capacity as Servicer. Representations made by GMACM with respect to the Witmer Mortgage Loans and made as of any other date, are made by GMACM in its capacity as Seller.

     (c) Witmer Representations and Warranties. Witmer represents and warrants to the Purchaser, as of the Closing Date:

               (i)    As to Witmer:

(i) Witmer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware;

(ii) Witmer has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes a legal, valid and binding obligation of Witmer, enforceable against Witmer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(iii) The execution and delivery of this Agreement by Witmer and its performance and compliance with the terms of this Agreement will not violate Witmer's Certificate of Formation or the LLC Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which Witmer is a party or which may be applicable to Witmer or any of its assets;

(iv) No litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of Witmer is threatened against Witmer, nor is there any such litigation currently pending, nor to the knowledge of Witmer threatened against Witmer with respect to this Agreement that in the opinion of Witmer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Witmer of or compliance by Witmer with this Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

(vi) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of Witmer, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages relating to the Witmer Mortgage Loans by Witmer pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction; and

(vii) Witmer will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes.

               (ii)   As to the Witmer Mortgage Loans:

(i) With respect to the Witmer Mortgage Loans: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such Mortgage Loans to the Purchaser, Witmer had good title thereto and (C) Witmer is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to this Agreement;

(ii) Except for any Missing Documents, with respect to the Witmer Mortgage Loans, the related Mortgage File contains, in accordance with the definition of Mortgage File, each of the documents and instruments specified to be included therein in the definition of "Mortgage File" in Appendix A to the Indenture (it being understood that the Custodian maintains the Mortgage Note related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(iii) Witmer has not transferred the Witmer Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv) No instrument of release or waiver has been executed by Witmer in connection with the Witmer Mortgage Loans, and no Mortgagor has been released by Witmer, in whole or in part, from its obligations in connection therewith.

        (d) Remedies. Upon discovery by either Seller or GMACM or upon notice from the Purchaser, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of such Seller's or GMACM's respective representations or warranties in paragraphs (a) or (c)(i) above that materially and adversely affects the interests of the Securityholders in any Mortgage Loan, GMACM or Witmer, as applicable, shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

        Upon discovery by either Seller or GMACM or upon notice from the Purchaser, the Issuer, GMACM, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of a Seller's or GMACM's representations or warranties in paragraphs (b) or (c)(ii) above, with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders or the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the respective Seller or GMACM, if it discovers the same), notwithstanding such Seller's or GMACM's lack of knowledge with respect to the substance of such representation and warranty, such Seller or GMACM, as the case may be, shall, within 90 days after the earlier of its discovery or receipt of notice thereof or, if such breach has the effect of making the Mortgage Loan fail to be a "qualified mortgage" within the meaning of Section 860G of the Internal Revenue Code, within 90 days after the discovery thereof by either such Seller, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or the Purchaser, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below, provided that the Seller shall have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date. The Repurchase Price for any such Mortgage Loan repurchased by such Seller or GMACM shall be deposited or caused to be deposited by the Servicer into the Custodial Account. Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of GMACM.

        In furtherance of the foregoing, if GMACM or the Seller that repurchases or substitutes a Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, GMACM, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to GMACM or the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

        In the event that either Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, such Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note, endorsed as required under the definition of "Mortgage File" and shall deliver the other documents required to be part of the Mortgage File to the Servicer. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date, provided that a payment equal to the applicable Monthly Payment for such month in respect of the Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee, the Indenture Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, GMACM shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiii), (xxii) and (xxiii)(B) and (xxiv) thereof and other than clauses (iii) and (ix) thereof in the case of Eligible Substitute Loans substituted by Witmer), and, if the Seller is Witmer, Witmer shall be deemed to have made the representations and warranties set forth in Section 3.1(c)(ii), in each case, as of the date of substitution, and the related Seller shall be deemed to have made a representation and warranty that each Mortgage Loan so substituted is an Eligible Substitute Loan as of the date of substitution. In addition, GMACM shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more

Deleted Loans, the Servicer shall determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). Such Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.

        Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall (i) release to such Seller or GMACM, as the case may be, the related Mortgage Note for the Mortgage Loan being repurchased or substituted for, (ii) cause the Servicer to release to such Seller any remaining documents in the related Mortgage File which are held by the Servicer, and(iii) the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in such Seller or GMACM, as the case may be, or its respective designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

        It is understood and agreed that the obligation of each Seller to cure any breach, or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against such Seller.

        It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Notes to the Issuer or the Custodian.

                                   ARTICLE IV

                               SELLERS' COVENANTS

Section 4.1 Covenants of the Sellers. Each Seller hereby covenants that, except for the transfer hereunder, that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein. Each Seller shall notify the Issuer (in the case of the Mortgage Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller shall defend the right, title and interest of the Issuer (in the case of the Mortgage Loans, as assignee of the Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under such Seller; provided, however, that nothing in this Section
4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if such Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

                                   ARTICLE V

                                    SERVICING

Section 5.1 Servicing. GMACM shall service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement.

                                   ARTICLE VI

                          INDEMNIFICATION BY THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

Section 6.1 Limitation on Liability of the Sellers. None of the directors, officers, employees or agents of GMACM or Witmer shall be under any liability to the Purchaser or the Issuer, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, GMACM and Witmer shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. GMACM, Witmer and any director, officer, employee or agent of GMACM or Witmer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement), provided that the Servicer and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such amendment will not result in an Adverse REMIC Event.

Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)     if to GMACM:

                          GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention: Barry Bier, Senior Vice President
                          Re: GMACM Mortgage Loan Trust 2002-GH1;

(ii)    if to the Purchaser:

                          Residential Asset Mortgage Products, Inc.
                          8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                          Attention:President
                          Re: GMACM Mortgage Loan Trust 2002-GH1;

(iii)   if to the Indenture Trustee:

                          Bank One, National Association
                          1 Bank One Plaza, Suite 1L1-0481
                          Chicago, Illinois 60670-0481
                          Attention:  GMACM Mortgage Loan Trust 2002-GH1;

(iv)    if to the Issuer:

                          c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                          1100 North Market Street
                          Wilmington, Delaware 19890-0001
                          Re: GMACM Mortgage Loan Trust 2002-GH1; or

(v)     if to Witmer:

                          c/o GMAC Mortgage Corporation
                          100 Witmer Road
                          Horsham, Pennsylvania  10944
                          Attention:Barry Bier, Senior Vice President
                          Re: GMACM Mortgage Loan Trust 2002-GH1;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of GMACM shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Sellers will be selling on the Closing Date, the Mortgage Loans, rather than the Purchaser providing a loan to the Sellers secured by the Mortgage Loans on the Closing Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as a sale by the Sellers, and a purchase by the Purchaser, of the Mortgage Loans on the Closing Date. The Purchaser and the Issuer shall each have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans, and the Sellers shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9    Successors and Assigns; Assignment of this Agreement.
               ----------------------------------------------------

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion; provided, that each Seller may assign its obligations hereunder to any Affiliate of such Seller, to any Person succeeding to the business of such Seller, to any Person into which such Seller is merged and to any Person resulting from any merger, conversion or consolidation to which such Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to the GMACM Mortgage Loan Trust 2002-GH1.

(b) As an inducement to the Purchaser and the Issuer to purchase the Mortgage Loans, each Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against either Seller pursuant to this Agreement insofar as such rights relate to the Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against either Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against such Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against either Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10 Survival. The representations and warranties made herein by each Seller and the provisions of Article VI hereof shall survive the purchase of the Mortgage Loans hereunder.

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as
                        Purchaser



                    By:
                        ---------------------------------------
                        Name:
                        Title:


                    GMAC MORTGAGE CORPORATION,
                       as Seller



                    By:
                        ---------------------------------------
                        Name:
                        Title:


                    WITMER FUNDING LLC, as Seller

                     By: GMAC Mortgage Corporation


                     By:
                        ---------------------------------------
                         Name:  Barry Bier
                         Title:    Executive Vice President



                    GMACM MORTGAGE LOAN TRUST 2002-GH1, as Issuer

                    By: WILMINGTON TRUST COMPANY,
                           not in its individual capacity but solely
                           as
                           Owner Trustee



                    By:
                        ---------------------------------------
                        Name:
                        Title:


                    BANK ONE, NATIONAL ASSOCIATION., as Indenture
                      Trustee


                  By:
                      ---------------------------------------
                      Name:
                      Title:

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                        [On File with GMACM and Servicer]

                                    EXHIBIT 2

                      MORTGAGE FILES WITH MISSING DOCUMENTS

                        [On File with GMACM and Servicer]